Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Oswald Gayle, Chief Financial Officer of Innovative Eyewear, Inc. (the “Company”), hereby certifies that:

1.	The Company’s Form 10-K Annual Report for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2026	/s/ Oswald Gayle
Oswald Gayle
Chief Financial Officer